                                                                   Exhibit 10.69

                           AMENDMENT NO. 8 AND CONSENT

         THIS AMENDMENT NO. 8 AND CONSENT (this "Amendment"), dated as of August
                                                 ---------
9, 2001, is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L
 --------                                                            ---
Industries"), the other Domestic Subsidiaries of the Borrower (each a
----------
"Guarantor", and together with G&L Industries, the "Guarantors"), the Lenders
 ---------                                          ----------
identified on the signature pages hereto (the "Lenders") and FIRST UNION
                                               -------
NATIONAL BANK, as Agent for the Lenders (the "Agent").
                                              -----

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended from time to time prior to the date hereof (the "Existing Credit
                                                            ---------------
Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the
---------
Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise
                               -------------------
         defined herein or the context otherwise requires, the following terms used in this Amendment No. 8, including its preamble and recitals, have the following meanings:

                           "Amended Credit Agreement" means the Existing
                            ------------------------
                  Credit Agreement as amended hereby.

                           "Amendment No. 8 Effective Date" is defined in
                            ------------------------------
                  Subpart 3.1.
                  -----------

                  SUBPART 1.2. Other Definitions. Unless otherwise defined
                               -----------------
         herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 8 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1.  Section 1.1.
                                -----------

                  (a) The following definitions appearing in Section 1.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

                  "Applicable Percentage" shall mean, for any day, the rate
                   ---------------------
         per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans", (ii) Revolving Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee", (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee", (iv) Tranche B Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loans",
         (v) Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans", (vi) Tranche C Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche C Term Loans",
         (vii) Tranche C Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche C Term Loans" and (viii) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee":

                                             LIBOR Rate                   Alternate
                            Alternate        Margin for                   Base Rate    LIBOR Rate    Alternate Base    LIBOR Rate
                            Base Rate     Revolving Loans                Margin for    Margin for     Rate Margin     Margin for
            Leverage        Margin for     and Letter of     Commitment   Tranche B     Tranche B    for Tranche C     Tranche C
  Level       Ratio      Revolving Loans     Credit Fee         Fee      Term Loans    Term Loans      Term Loans      Term Loans
---------------------------------------------------------------------------------------------------------------------------------
    I     ** 5.0 to 1.0       2.25%             3.50%           0.50%       2.75%         4.00%           3.00%          4.25%

   II     * 5.0 to 1.0        2.00%             3.25%           0.50%       2.50%         3.75%           2.75%          4.00%
          but **4.5 to
              1.0

   III    * 4.5 to 1.0        1.75%             3.00%           0.50%       2.50%         3.75%           2.75%          4.00%
          but **4.0 to
              1.0

    IV    * 4.0 to 1.0        1.50%             2.75%          0.375%       2.25%         3.50%           2.50%          3.75%
          but **3.5 to
              1.0

    V     * 3.5 to 1.0        1.25%             2.50%          0.375%       2.25%         3.50%           2.50%          3.75%
          but **3.0 to
              1.0

    VI    * 3.0 to 1.0        1.00%             2.25%           0.25%       2.00%         3.25%           2.25%          3.50%

* denotes less than
** denotes more than or equal to


                  The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date"). Such
                                     ---------------------------
         Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. Effective as of August 9, 2001, the Applicable Percentages shall be based on Level I until the first Interest Determination Date occurring after December 31, 2002. If the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

                  "Borrowing Base" shall mean, as of any day, an amount equal to
                   --------------
         the sum of (i) 85% of Eligible Receivables (excluding Bill and Hold Receivables), (ii) 55% of Eligible Inventory not to exceed 60% of the aggregate availability under the Borrowing Base, (iii) 60% of Bill and Hold Receivables which are Eligible Receivables and (iv) the Klopman Liquidity Adjustment, in each case, as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 5.2(d) and subject to reserves imposed by the Agent in its sole discretion.

                  "Consolidated Retained Earnings" shall mean total retained
                   ------------------------------
         earnings of the Borrower and its Subsidiaries on a consolidated basis (plus (i) any After-Tax Strategic Initiative Addbacks, (ii) any NOL Impact, (iii) the addback of extraordinary charges in an aggregate amount not exceeding $1,500,000 on an after-tax basis associated with the incurrence of Indebtedness permitted by
Section 6.1(j) and the related write-off of capitalized loan costs incurred in connection with this Credit Agreement and (iv) losses (on an after-tax basis) arising out of the Klopman Sale) as determined at a particular date in accordance with GAAP applied on a consistent basis.

         "Eligible Inventory" shall mean, as of any date of determination and
          ------------------
without duplication, the lower of the aggregate book value (based on a FIFO or a moving average cost valuation, consistently applied) or fair market value of all raw materials and finished goods inventory and yarn and weaving in process owned by the Borrower or any of its wholly-owned Subsidiaries less appropriate
                                                        ----
reserves determined in accordance with GAAP but excluding in any event (i) inventory which is (a) not subject to a perfected, first priority Lien in favor of the Agent to secure the Credit Party Obligations, except that, until the earlier to occur of (1) the first date occurring subsequent to August 9, 2001 that the Klopman Entities incur Indebtedness pursuant to Section 6.1(j) and (2) the Klopman Sale, up to $25,000,000 of the inventory of the Klopman Entities may be included as Eligible Inventory regardless of perfection or priority in favor of the Agent or (b) subject to any other Lien that is not a Permitted Lien (other than a Permitted Lien which secures Indebtedness permitted by Section 6.1(j)), (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods, (iii) inventory which is not useable or salable at prices approximating their cost in the ordinary course of the business (including without duplication the amount of any reserves for obsolescence, unsalability or decline in value), (iv) subject to clause (i) above, inventory located outside of the United States, except that pursuant to clause (i) above, up to $25,000,000 of the inventory of the Klopman Entities, regardless of the location of such inventory, may be included as Eligible Inventory, (v) inventory located at a leased location with respect to which the Agent shall not have received a landlord's waiver satisfactory to the Agent within 90 days of the Closing Date, (vi) inventory which is leased or on consignment or held at third-party vendors, suppliers or contractors and (vii) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

         "Eligible Receivables" shall mean, as of any date of determination and
          --------------------
without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "Receivables"), owned by or owing to the Borrower or any of
                    -----------
its wholly-owned Subsidiaries, net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with such Person's internal policies and in any event in accordance with GAAP, but excluding in any event (i) any Receivable which is (a) not subject to a perfected, first priority Lien in favor for the Agent to secure the Credit Party Obligations, except that, until the earlier to occur of (1) the first date occurring subsequent to August 9, 2001 that the Klopman Entities incur Indebtedness pursuant to Section 6.1(j) and (2) the Klopman Sale, up to $35,000,000 of the Receivables of the Klopman Entities may be included as Eligible Receivables regardless of perfection or priority in favor of the Agent or (b) subject to any other Lien that is not a Permitted Lien (other than a Permitted Lien which secures Indebtedness permitted by Section 6.1(j)), (ii) Receivables which are more than 60 days past due or 120 days past invoice date (net of reserves for bad debts in connection with any such Receivables), (iii) 50% of the book value of any Receivable not otherwise excluded by clause (ii) above but owing from an account debtor which is the account debtor on any existing Receivable then excluded by such clause (ii), unless the exclusion by such clause (ii) is a result of a legitimate dispute by the account debtor and the applicable Receivable is no more than 90 days past due, (iv) Receivables evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments have been delivered to and are in the possession of the Agent, (v) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind, (vi) Receivables owing by an account debtor located outside of the United States or Canada (unless payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution acceptable to the Agent), except that pursuant to clause (i) above, up to $35,000,000 of the Receivables of the Klopman Entities, regardless of the location of the account debtor, may be included as Eligible Receivables, (vii) Receivables which are contingent or subject to offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense, (viii) Receivables for which any direct or indirect Subsidiary or any Affiliate is the account debtor, (ix) Receivables representing a sale to the government of the United States of America or any subdivision thereof unless the Federal Assignment of Claims Act has been complied with to the satisfaction of the Agent with respect to the granting of a security interest in such Receivable, with or other similar applicable law and
(x) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

         "Excess Cash Flow" shall mean, with respect to any fiscal year period
          ----------------
of the Borrower and its Subsidiaries on a consolidated basis, an amount equal to
(a) Consolidated EBITDA for such period minus (b) consolidated Capital
                                        -----
Expenditures for such period actually paid in cash minus (c) Consolidated
                                                   -----
Interest Expense for such period minus (d) Federal, state and other income taxes
                                 -----
actually paid in cash by the Borrower and its Subsidiaries on a consolidated basis during such period minus (e) Consolidated Scheduled Funded Debt Payments
                         -----
made
during such period minus (f) to the extent paid in cash, Strategic Initiative
                   -----
Addbacks during such period.

         "Net Cash Proceeds" shall mean the aggregate cash proceeds received by
          -----------------
the Borrower or any Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof and (c) in the case of any Asset Disposition, the amount necessary to retire any Indebtedness (other than the Credit Party Obligations) encumbering the Property sold or owed by the Person whose Capital Stock or Property was sold; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance.

         "Strategic Initiative Addbacks" shall mean, (a) for any period
          -----------------------------
occurring between September 1, 2000 and September 30, 2001, the writedown of assets, severance, excess run-out cost, lease expense, equipment removal and relocation and building carrying cost associated with the Strategic Initiatives of the type described in clause (a) of the definition thereof in an aggregate amount (excluding the writedown of assets) not to exceed $24,000,000 and (b) (i) for any period occurring between July 27, 2001 and September 30, 2002, the writedown of assets, severance, excess run-out cost, lease expense, equipment removal and relocation, building carrying cost, and fees and expenses (which cannot be capitalized into future Consolidated Interest Expense) and (ii) for any period occurring after June 30, 2001 operating results and run-out costs of G&L Service Company, North America, Inc., in each case, associated with the Strategic Initiatives of the type described in clause (b) of the definition thereof in an aggregate amount (excluding the writedown of assets) not to exceed $26,000,000. Any reversal of reserves set up for these costs and expenses will be deducted from the calculation of Strategic Initiative Addbacks.

         "Strategic Initiatives" shall mean (a) the rationalization of (i) denim
          ---------------------
capacity, (ii) yarn capacity, (iii) staffing of the Klopman Entities, in each case announced by the Borrower on or prior to January 31, 2001, and (b) the rationalization of (i) staff reductions, (ii) the realignment of Greige Fabric Manufacturing and (iii) the discontinuation of the operations of G&L Service Company, North America, Inc., in each case announced by the Borrower on or after July 27, 2001 and prior to September 30, 2001.

         (b) The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

         "Klopman Liquidity Adjustment" shall mean, with respect to any fiscal
          ----------------------------
month of the Borrower ending after the incurrence of Indebtedness by the Klopman Entities pursuant to Section 6.1(j) and prior to the Klopman Sale, an amount equal to the product of (a) the sum of (i) 85% of Eligible Receivables (excluding Bill and Hold Receivables) attributable to the Klopman Entities with respect to the fiscal month ending immediately prior to the Klopman Sale, plus
                                                                          ----
(ii) 55% of Eligible Inventory attributable to the Klopman Entities with respect to the fiscal month ending immediately prior to the Klopman Sale (not to exceed 60% of the aggregate availability under the Borrowing Base for such fiscal month) plus (iii) 60% of Bill and Hold Receivables which are Eligible
       ----
Receivables attributable to the Klopman Entities with respect to the fiscal month ending immediately prior to the Klopman Sale minus (iv) Klopman
                                                   -----
preferential claims minus (v) the amount of all permanent reductions of the
                    -----
Revolving Committed Amount required to be made as a result of the incurrence of Indebtedness by the Klopman Entities, times (b) the percentage set forth which
                                      -----
corresponds to the fiscal month of the Borrower set forth below:

         Fiscal Month                                           Percentage
         ------------                                           ----------
         October, 2001 through May, 2002                        100%
         June, July and August, 2002                            75%
         September, October and November, 2002                  50%
         December, 2002,  and January and February, 2003        25%
         Thereafter                                             0%

         "Klopman Sale" shall mean any Asset Disposition, or series of related
          ------------
Asset Dispositions, of all of the Capital Stock of, or all or substantially all of the assets of, the Klopman Entities.

         SUBPART 2.2. Accounting Terms. The third paragraph in Section 1.3 of
                      ----------------
the Existing Credit Agreement is amended and restated in its entirety to read as follows:

Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made in determining compliance for any applicable period with the financial covenants set forth in Sections 5.9(a), (d), (e) and
(f) hereof (including without limitation for purposes of the definition of "Applicable Percentage" set forth in Section 1.1) for all calculation periods ending subsequent to the Klopman Sale, income statement items (whether positive or negative) attributable to the Klopman Entities shall be excluded in such calculations to the extent relating to such applicable period. In furtherance of the foregoing, the portion of Consolidated Interest Expense attributable to the Klopman Entities shall be calculated by multiplying (i) the sum of the Net Cash Proceeds from the

Klopman Sale plus the proceeds from the Klopman Sale which are applied to
             ----
repay Funded Debt (other than the Credit Party Obligations) times (ii) the
                                                            -----
average rate of interest paid on the Loans outstanding during the applicable period (using a weighted average method acceptable to the Agent). Furthermore, for purposes of calculating Excess Cash Flow for any applicable period ending after the Klopman Sale, income statement items, cash flow statement items and balance sheet items attributable to the Klopman Entities shall be excluded in such calculations to the extent relating to such applicable period.

         SUBPART 2.3.  Mandatory Reductions. Section 2.6(b) of the Existing
                       --------------------
Credit Agreement is amended and restated in its entirety to read as follows:

                (b) Mandatory Reductions. (i) On any date that the Revolving
                    --------------------
         Loans are required to be prepaid pursuant to the terms of Section 2.7(b) (ii), (iii), (iv)(A), (v), (vi) or (viii), the Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

                (ii) On any date that the Term Loans are required to be prepaid pursuant to the terms of Section 2.7(b)(iv)(B) or (vii), the Revolving Committed Amount shall be automatically permanently reduced by an amount equal to the product of (1) the ratio of (a) the Revolving Committed Amount then in effect to (b) the sum of the then outstanding principal amount of the Term Loans (immediately prior to giving effect to such prepayment) plus the Revolving Committed Amount then in effect
                             ----
         times (2) one-hundred percent (100%) of the Net Cash Proceeds (or, if
         -----
         greater, one-hundred percent (100%) of the commitment amount, in the case of a Debt Issuance) of the Debt Issuance or Asset Disposition triggering such prepayment of the Term Loans.

         SUBPART 2.4.  Mandatory Prepayments. Clauses (b)(iii), (b)(vii) and
                       ---------------------
(b)(ix) appearing in Section 2.7 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

         (b)    Mandatory Prepayments.
                ---------------------

                                     *******

                (iii) Asset Dispositions. Promptly following any Asset
                      ------------------
         Disposition (other than the Klopman Sale), the Borrower shall prepay the Loans in an aggregate amount equal to the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (ix) below).

                                     *******

                        (vii) Klopman Sale. Promptly following the Klopman Sale,
                              ------------
                  the Borrower shall reduce the Revolving Committed Amount as described in Section 2.6(b)(ii)and shall prepay the Term Loans in an aggregate amount equal to the product of (1) the ratio of (a) the then outstanding principal amount of the Term Loans (prior to such prepayment) to (b) the sum of the then outstanding principal amount of the Term Loans (prior to such prepayment) plus the Revolving Committed Amount then in effect
                              ----
                  times (2) one-hundred percent (100%) of the Net Cash Proceeds
                  -----
                  of the Klopman Sale to the Lenders (such prepayment to be applied as set forth in clause (ix) below).

                                     *******

                        (ix)  Application of Mandatory Prepayments. All amounts
                              ------------------------------------
                  required to be paid pursuant to this Section 2.7(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.7(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Sections 2.7(b)(ii), (iii),
                  (iv)(A), (v), (vi) and (viii), (1) first pro rata to the Term
                                                     ----- --- ----
                  Loans (ratably to the remaining principal installments thereof) and (2) second to the Revolving Loans and (after all
                                   ------
                  Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, and (C) with respect to all amounts prepaid pursuant to Sections 2.7(b)(iv)(B) and (vii), pro rata to the Term Loans (ratably to the remaining principal
                  --- ----
                  installments thereof). Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.7(b) shall be subject to
                  Section 2.17 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

                  SUBPART 2.5. Financial Covenants. Sections 5.9(a), (c), (d)
                               -------------------
         and (e) of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

Commencing on the day immediately following the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following financial covenants:

                  (a)   Adjusted Leverage Ratio. As of the end of each fiscal
                        -----------------------
         quarter set forth in the table below, there shall be maintained an Adjusted Leverage Ratio of not greater than the corresponding ratio appearing in such table. The applicable period for purposes of determining compliance herewith shall be for the period of four (4) fiscal quarters ending on the applicable date set forth below.

               Period                                      Ratio
               ------                                      -----

         December 28, 2002                                 3.5 to 1.0
         March 29, 2003                                    3.5 to 1.0
         June 28, 2003                                     3.25 to 1.0
         September 27, 2003                                3.25 to 1.0
         December 28, 2003 and thereafter                  3.0 to 1.0

                                     *******

         (c)   Capital Expenditures.
               --------------------

         (i) As of the end of the four fiscal quarter period ending on the last day of each fiscal quarter set forth in the table below, Capital Expenditures for such four fiscal quarter period then ended shall not exceed the corresponding amount appearing in such table:

               Period                                               Amount
               ------                                               ------

               September 29,  2001                                  $26,000,000
               December 29, 2001                                    $26,000,000
               March 30, 2002                                       $20,000,000
               June 29, 2002                                        $18,000,000
               September 28, 2002                                   $18,000,000


         (ii) Beginning with the fiscal quarter ended December 28, 2002, the Borrower and its Subsidiaries shall not, as a group, make or incur Capital Expenditures in any fiscal year in excess of the amount shown below:

               Fiscal year 2003 and
               each fiscal year thereafter                          $25,000,000.

provided, that beginning with the fiscal year ended September 28, 2002, up to
--------
$10,000,000 of any such amount, if not expended in the fiscal year for which it is permitted above may be carried over for expenditure in the next following fiscal year.

For purposes of determining compliance with this Section 5.9(c), the Borrower shall be permitted to exclude the aggregate amount of Investments made pursuant to clause (iii)(G) of the definition of Permitted Investments from the calculation of Capital Expenditures for the fiscal year during which such Investments were made.

         (d)  Adjusted Fixed Charge Coverage Ratio. As of the end of each fiscal
              ------------------------------------
     quarter set forth in the table below, there shall be maintained an Adjusted Fixed Charge Coverage Ratio of not less than the corresponding ratio appearing in such table. The applicable period for such purposes of determining compliance herewith shall be for the period of four (4) fiscal quarters then ended.

              Period                                Ratio
              ------                                -----

              December 28, 2002
              and thereafter                        1.1 to 1.0

         Following the Klopman Sale, Consolidated Fixed Charges shall not include Capital Expenditures attributable to the Klopman Entities during the applicable period for purposes of determining compliance with this
     Section 5.9(d).

         (e)  Minimum Consolidated EBITDA. As of the end of each fiscal quarter
              ---------------------------
     set forth in the table below, there shall be Consolidated EBITDA of not less than the corresponding amount appearing in such table.

              Period                Amount*         Amount**
              ------                --------        --------

         September 29, 2001/1/      $13,500,000     $13,500,000
         December 29, 2001/2/       $32,000,000     $29,000,000
         March 30, 2002/3/          $53,000,000     $47,000,000
         June 29, 2002/4/           $76,000,000     $67,000,000
         September 28, 2002/4/      $79,000,000     $68,000,000

         *   Applicable for any fiscal quarter ending prior to the Klopman
             Sale.
         ** Applicable for any fiscal quarter ending subsequent to the Klopman Sale.
         /1/ Notwithstanding anything contained in this Credit Agreement to the contrary, the applicable period for the purpose of determining compliance herewith shall be the fiscal quarter then ended.
         /2/ Notwithstanding anything contained in this Credit Agreement to the contrary, the applicable period for the purpose of determining compliance herewith shall be the two fiscal quarters then ended.
         /3/ Notwithstanding anything contained in this Credit Agreement to the contrary, the applicable period for the purpose of determining compliance herewith shall be the three fiscal quarters then ended.
         /4/ Notwithstanding anything contained in this Credit Agreement to the contrary, the applicable period for the purpose of determining compliance herewith shall be the four fiscal quarters then ended.

         SUBPART 2.6.  Indebtedness. Section 6.1(j) of the Existing Credit
                       ------------
     Agreement is amended and restated in its entirety to read as follows:

         (j) other Indebtedness of Foreign Subsidiaries (excluding any intercompany Indebtedness permitted to be incurred hereunder) incurred in order to refinance, replace or otherwise restructure a portion of the $490,000,000 principal amount of indebtedness which may have originally been incurred under this Agreement, which Indebtedness may be secured by the assets of such Foreign Subsidiaries located outside of the United States provided that (i) in connection
                          -------- ----
         with the incurrence of such Indebtedness, the Revolving Committed Amount is reduced pursuant to Section 2.6(b)(ii) and the Terms Loans are prepaid pursuant to Section 2.7(b)(iv)(B), (ii) after giving pro forma effect to the incurrence of such Indebtedness, the reduction of the Revolving Committed Amount and the prepayment of the Loans, the Borrower shall have at least $30,000,000 of undrawn availability under both the Revolving Committed Amount and the Borrowing Base, (iii) the interest rate on such Indebtedness does not exceed the 90-day LIBOR Rate plus 3.25%, (iv) such
                                               ----
         Indebtedness does not contain cross-default or cross-acceleration provisions with respect to this Credit Agreement and (v) the terms and provisions of any such Indebtedness shall be otherwise reasonably acceptable to the Agent.

         SUBPART 2.7.   Consents.
                        --------

         (a)  Klopman Sale. Notwithstanding anything to the contrary contained
              ------------
in the Credit Documents, including, without limitation, Section 6.5 thereof, the Required Lenders hereby consent to the Klopman Sale so long as the sum of the Net Cash Proceeds from the Klopman Sale plus the proceeds from the Klopman Sale
                                        ----
which are applied to repay Funded Indebtedness (other than the Credit Party Obligations) is at least $70,000,000.

         (b)  Discontinued Operations. Notwithstanding anything to the contrary
              -----------------------
contained in the Credit Documents, including, without limitation, Section 6.5 thereof, the Required Lenders hereby consent to the discontinuation of operations and dissolution of Greige Fabric Manufacturing and G&L Service Company, North America, Inc.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

              SUBPART 3.1. Amendment No. 8 Effective Date. This Amendment
                           ------------------------------
         shall be and become effective as of the date hereof (the
         "Amendment No. 8 Effective Date") when all of the conditions set
          ------------------------------
         forth in this Part III shall have been satisfied, and thereafter
                       --------
         this Amendment shall be known, and may be referred to, as "Amendment No. 8."
          ----------------

              SUBPART 3.2. Execution of Counterparts of Amendment. The
                           --------------------------------------
         Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

              SUBPART 3.3. Amendment Fee. The Borrower shall pay to the
                           -------------
         Agent, for the account of each Lender executing and delivering this Amendment No. 8 to the Agent on or before August 9, 2001, an amendment fee (the "Amendment Fee") equal to 0.25% of such Lender's Commitment.
          -------------


                                PART IV
                             MISCELLANEOUS

              SUBPART 4.1. Cross-References. References in this Amendment
                           ----------------
         to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

              SUBPART 4.2. Instrument Pursuant to Existing Credit
                           --------------------------------------
         Agreement. This Amendment is a Credit Document executed pursuant
         ---------
         to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

              SUBPART 4.3. References in Other Credit Documents. At such
                           ------------------------------------
         time as this Amendment No. 8 shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit
                      -----------
         Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

              SUBPART 4.4. Affirmation of Liens. The Borrower and the
                           --------------------
         Guarantors, as applicable, affirm the liens and security interests created and granted in the Existing Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

              SUBPART 4.5. Representations and Warranties. The Borrower and
                           -------------------------------
         the Guarantors hereby represent and warrant as follows:

                  (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered
              by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or
              filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment (except as required pursuant to the Credit Agreement).

                  (iv) The representations and warranties of the Credit Parties set forth in Article III of the Amended Credit Agreement are true and correct in all material respects as of the date hereof.

                  (v) No Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

                  (vi) No Credit Party, to the best of its knowledge, has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder.

              SUBPART 4.6. Acknowledgment. The Guarantors (i) acknowledge
                           --------------
         and consent to all of the terms and conditions of this Amendment,
         (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

              SUBPART 4.7. Counterparts. This Amendment may be executed by
                           ------------
         the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

              SUBPART 4.8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO
                           -------------
         BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

              SUBPART 4.9. Successors and Assigns. This Amendment shall be
                           ----------------------
         binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [Remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                GALEY & LORD, INC.
--------


                         By:  /s/ Arthur C. Wiener
                            -------------------------------------
                            Title: Chairman, President & CEO


GUARANTORS:              GALEY & LORD INDUSTRIES, INC.,
----------


                         By:  /s/ Arthur C. Wiener
                            -------------------------------------
                            Title: Chairman, President & CEO


                         G&L SERVICE COMPANY, NORTH
                         AMERICA, INC., a Delaware corporation


                         By:  /s/ Arthur C. Wiener
                            -------------------------------------
                            Title: President & CEO


                         SWIFT TEXTILES INC.,
                         a Delaware corporation


                         By:  /s/ Arthur C. Wiener
                            -------------------------------------
                            Title: President & CEO


                         SWIFT DENIM SERVICES INC.,
                         a Delaware corporation


                         By:  /s/ Arthur C. Wiener
                            -------------------------------------
                            Title: President & CEO

                        GALEY & LORD PROPERTIES, INC.
                        a Delaware corporation

                        By:  /s/ Anthony J. Forman
                           ----------------------------------
                           Title: Vice President & Treasurer


                        SWIFT DENIM PROPERTIES, INC.
                        a Delaware corporation

                        By:  /s/ Anthony J. Forman
                           ----------------------------------
                           Title: Vice President & Treasurer

LENDERS:                      FIRST UNION NATIONAL BANK
-------                       individually in its capacity as
                              a Lender and in its
                              capacity as Agent

                              By:  /s/ Roger Pelz
                                  --------------------------------------
                                   Title: Senior Vice President

                              THE CIT GROUP/COMMERCIAL
                              SERVICES, INC.

                              By:  /s/ William H. Skidmore
                                  --------------------------------------
                                   Title: Vice President


                              BANK ONE, NA

                              By:  /s/ Michele L. Quentin
                                  --------------------------------------
                                   Title: Assistant Vice President


                              BANK OF AMERICA, N.A.

                              By:  /s/ Deirdre B. Doyle
                                  --------------------------------------
                                   Title: Principal


                              SUNTRUST BANK, ATLANTA

                              By:  /s/ David W. Penter
                                  --------------------------------------
                                   Title: Director Senior Relationship
                                          Manager

                              By:  /s/ Kim Willis
                                  --------------------------------------
                                   Title: Vice President

                              WACHOVIA BANK, N.A.

                              By:  /s/ Gary C. Gaskill
                                  --------------------------------------
                                   Title: Vice President

                                  CIBC INC.

                                  By:  /s/ Ihor Zaluckj
                                      ---------------------------------
                                       Title: Executive Director


                                  NATIONAL BANK OF CANADA

                                  By:  /s/ Alex M. Council
                                      ---------------------------------
                                       Title: Vice President

                                  By:  /s/ Dan Shaw
                                      ---------------------------------
                                       Title: Vice President


                                  BANK OF SCOTLAND

                                  By:  /s/ Joseph Fratus
                                      ---------------------------------
                                       Title: Vice President


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.

                                  By:  /s/ Charles Greer
                                      ---------------------------------
                                       Title: Authorized Signatory


                                  NATIONAL CITY BANK

                                  By:  /s/ Peter W. Richer
                                      ---------------------------------
                                       Title: Vice President


                                  COOPERATIEVE CENTRALE
                                  RAIFFEISEN-BOERENLEENBANK B.A.,
                                  "Rabobank Nederland", New York Branch

                                  By:  /s/ Timothy J. Moore
                                      ---------------------------------
                                       Title: Vice President

                                  By:  /s/ Ian Reece
                                      ---------------------------------
                                       Title: Managing Director

                              PAM CAPITAL FUNDING, LP
                              By:   Highland Capital Management, L.P., as
                                    Collateral Manager

                              By:   /s/ Todd Travers
                                   ---------------------------------------------
                                    Title: Senior Portfolio Manager

                              PAMCO CAYMAN LTD.
                              By:   Highland Capital Management, L.P., as
                                    Collateral Manager

                              By:   /s/ Todd Travers
                                   ---------------------------------------------
                                    Title: Senior Portfolio Manager

                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY

                              By:   /s/ Steven J. Katz
                                   ---------------------------------------------
                                    Title: Second Vice President and Associate
                                           General Counsel

                              ML CBO IV (CAYMAN) LTD
                              By:   Highland Capital Management, L.P., as
                                    Collateral Manager

                              By:   /s/ Todd Travers
                                   ---------------------------------------------
                                    Title: Senior Portfolio Manager

                              ML CLO XIX STERLING
                              (CAYMAN) LTD.
                              By:   Sterling Asset Manager, L.L.C., as its
                                    Investment Advisor

                              By:   /s/ Todd Travers
                                   ---------------------------------------------
                                    Title: Senior Portfolio Manager

                              MT. MITCHELL CAPITAL FUNDING, LLC

                              By:  /s/ Jeff Peskind
                                  ----------------------------------------------
                                   Title: Managing Director

                              KZH CYPRESSTREE-1 LLC

                              By:  /s/ Susan Lee
                                  ----------------------------------------------
                                   Title: Authorized Agent

                              CYPRESSTREE INVESTMENT
                              PARTNERS I LTD.
                              By:  CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager

                              By:  /s/ Jeffrey W. Heuer
                                  ----------------------------------------------
                                   Title: Principal

                              CYPRESSTREE INVESTMENT
                              PARTNERS II LTD.
                              By:  CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager

                              By:  /s/ Jeffrey W. Heuer
                                  ----------------------------------------------
                                   Title: Principal

                              ARCHIMEDES FUNDING, L.L.C.
                              By:  ING Capital Advisors, Inc.,
                                   as Collateral Manager

                              By:  /s/ Kurt Wegleitner
                                  ----------------------------------------------
                                   Title: Senior Vice President

                              ARCHIMEDES FUNDING II
                              By:  ING Capital Advisors, Inc.,
                                   as Collateral Manager

                              By:  /s/ Kurt Wegleitner
                                  ----------------------------------------------
                                   Title: Senior Vice President

                              VAN KAMPEN CLO I, LIMITED
                              By:  Van Kampen Management, Inc.,
                                   as Collateral Manager

                              By:  /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                   Title: Principal

                              VAN KAMPEN CLO II, LTD.
                              By:  Van Kampen Management, Inc.,
                                   as Collateral Manager

                              By:  /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                   Title: Principal

                              VAN KAMPEN SENIOR INCOME TRUST
                              By:  Van Kampen Investment Advisory Corp.

                              By:  /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                   Title: Principal

                              VAN KAMPEN PRIME RATE INCOME
                               TRUST
                              By:  Van Kampen Investment Advisory Corp.

                              By:  /s/ Darvin D. Pierce
                                  ----------------------------------------------
                                   Title: Principal

                              KZH HIGHLAND-2 LLC

                              By:  /s/ Susan Lee
                                  ----------------------------------------------
                                   Title:  Authorized Agent

                              ELC (CAYMAN) LTD.

                              By:     /s/ Amos N. Beason
                                     -------------------------------------------
                                      Title: Director

                              ELC (CAYMAN) LTD. 2000-1

                              By:     /s/ Amos N. Beason
                                     -------------------------------------------
                                      Title: Director

                              ELC (CAYMEN) LTD. CDO SERIES 1999-I

                              By:     /s/ Amos N. Beason
                                     -------------------------------------------
                                      Title: Director

                              APEX (IDM) CDO I, LTD.

                              By:     /s/ Amos N. Beason
                                     -------------------------------------------
                                      Title: Director

                              PILGRIM AMERICA HIGH INCOME
                              INVESTMENTS LTD. (AS ASSIGNEE)
                              By:  Pilgrim Investments, Inc.,
                                      as its Investment Manager

                              By:     /s/ Michel Prince
                                     -------------------------------------------
                                      Title: Vice President

                              PILGRIM PRIME RATE TRUST
                              By:  Pilgrim Investments, Inc.,
                                      as its investment manager

                              By:     /s/ Michel Prince
                                     -------------------------------------------
                                      Title: Vice President

                              SEQUILS PILGRIM I, LTD.
                              By:  Pilgrim Investments, Inc.,
                                      as its investment manager

                              By:     /s/ Michel Prince
                                     -------------------------------------------
                                      Title:   Vice President

                              PARIBAS

                              By:     /s/ Edward V. Canale
                                     -------------------------------------------
                                      Title:   Managing Director

                              NORTHWOODS CAPITAL, LIMITED
                              By:     Angelo, Gordon & Co., L.P. as Collateral
                                      Manager

                              By:     /s/ John W. Fraser
                                     -------------------------------------------
                                      Title:   Managing Director

                              AVALON CAPITAL LTD 2
                              By:     INVESCO Senior Secured
                                      Management, Inc. as Portfolio Manager

                              By:     /s/ Gregory Stoeckle
                                     -------------------------------------------
                                      Title:   Authorized Signatory

                              ARK CLO 2000-1, LIMITED

                              By:     /s/ Lynn Tilton
                                     -------------------------------------------
                                      Title:   Authorized Signatory

                              BoS (USA), INC.
                             (f/k/a IFA Incorporated)
                              By:  Bank of Scotland as Administrative Agent

                              By:     /s/ Joseph Fratus
                                     -------------------------------------------
                                      Title:   Vice President

                              ELF FUNDING TRUST I
                              By:  Highland Capital Management, L.P.,
                                      as Collateral Manager

                              By:     /s/ Todd Travers
                                     -------------------------------------------
                                       Title:   Senior Portfolio Manager

                              AIM FLOATING RATE FUND
                              By:     INVESCO Senior Secured
                                      Management, Inc. as Attorney in fact

                              By:     /s/ Gregory Stoeckle
                                     -------------------------------------------
                                      Title:   Authorized Signatory

                              PACIFICA PARTNERS I, LP
                              By:     Imperial Credit Asset Management
                                      as its Investment Advisor

                              By:     /s/ Tom Colwell
                                     -------------------------------------------
                                      Title:   Vice President

                              NORTHWOODS CAPITAL II, LTD.
                              By:     Angelo, Gordon & Co., L.P. as Collateral
                                      Manager

                              By:     /s/ John W. Fraser
                                     -------------------------------------------
                                      Title:   Managing Director